UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2005

Hibernia Corporation

(Exact name of registrant as specified in its charter)

Louisiana	1-10294	72-0724532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Carondelet Street, New Orleans, Louisiana 70130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (504) 533-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 3, 2005, Hibernia Corporation made a presentation at the KBW Regional Bank Conference in Boston, Massachusetts. A copy of the presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference into this item 7.01.

Item 9.01 Financial Statements and Exhibits.

(c) The exhibit listed below is being furnished pursuant to Item 7.01 hereof as a part of this current report on Form 8-K.

Exhibit No.	Description
99.1	Presentation by Hibernia Corporation at the KBW Regional Bank Conference in Boston, Massachusetts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBERNIA CORPORATION
(Registrant)

Date: March 3, 2005	By:	/s/ Cathy E. Chessin
Cathy E. Chessin
Executive Vice President, Secretary and
Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation by Hibernia Corporation at the KBW Regional Bank Conference in Boston, Massachusetts